Special Investor Call January 26, 2021 Exhibit 99.1

Forward-Looking Statements The information presented herein may contain forward-looking statements. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding the closing of the arrangement with Pelion and expectations with respect to the performance of Pelion and the Fund. No assurance can be given that regulatory approval will be granted and the arrangements with Pelion will be consummated. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. Forward-looking statements are inherently difficult to predict. Accordingly, actual results could differ materially for a variety of reasons, including, but not limited to, the effects of the novel coronavirus (COVID-19) and corresponding vaccines on market volatility, the world economy, government regulation, and our supply chain, including supply and demand for the products and services we offer, the ability of our third-party partners and carriers to provide products and services without interruption and at a reasonable cost, and customer comfort levels with purchasing from brick and mortar stores. Actual results could also differ materially for reasons, including, but not limited to initiatives to improve or maintain the performance of our business, adverse tax, regulatory or legal developments, competition, and any inability to maintain profitability, continue to generate positive cash flow from operations, raise capital, or borrow funds on acceptable terms, difficulties we may have with our infrastructure, our fulfillment partners or our payment processors, including cyber-attacks or data breaches affecting us or any of them, any inability to protect our intellectual property, and difficulties we may experience with increasing or maintaining our search engine optimization results, converting web traffic to sales, or ensuring we maintain our new customer base. Other risks and uncertainties include, among others, the inherent risks associated with the businesses that Medici Ventures and tZERO are pursuing, including the effect of COVID-19 on capital markets, trading volatility, investor confidence and willingness to invest in blockchain technologies, whether tZERO’s initiatives with Box Digital Markets, LLC and tZERO Markets, LLC will be able to achieve their objectives and the timing for doing such, and the regulatory, technical, operational and other obstacles tZERO faces in each of its initiatives. More information about factors that could potentially affect our financial results are included in our Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 13, 2020, in our Form 10-Q for the quarter ended March 31, 2020, which was filed with SEC on May 7, 2020, in our Form 10-Q for the quarter ended June 30, 2020, which was filed with the SEC on August 6, 2020, in our Form 10-Q for the quarter ended September 30, 2020, which was filed with SEC on November 5, 2020, and in our subsequent filings with the SEC. The Form 10-K, Form 10-Q’s, and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates, and other forward-looking statements.

Deal Type Partnership between Overstock and Pelion Venture Partners General Partner A Pelion Venture Partners entity Limited Partner Overstock Partnership Term 8 years Capital Commitment $45 million (with Overstock option to increase by $30 million) Fee Structure Annual fees of $2.5 million, combined with success fees paid according to performance Anticipated Closing 3-6 months, pending regulatory approvals Deal Rationale Maximize shareholder value through partnering with a highly experienced venture firm Summary of Deal Terms

Overview of Pelion Venture Partners Experienced Investors Over 90 years of combined investment experience, currently on Fund VII Proven Tech Investing Strategy Expertise in and focus on early-stage tech investing: Seed and Series A+ Skilled Operators Experienced operators with deep knowledge and networks that enable growth Trusted Advisors Reputation of being trusted and active board members Fundraising Track Record Utah and SoCal local advantage with strong network in the Bay and coast-to-coast reach Culture of Innovation Investing in new technologies that disrupt industries Please note that this information does not constitute a solicitation for investment.

Questions? To ask questions: Dial-in: (877) 673-5346 Conference ID: 2918945 Email: ir@overstock.com